UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                               January 28, 2009

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Blvd., N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070
1-3164	Alabama Power Company (An Alabama Corporation) 600 North 18th Street Birmingham, Alabama 35291 (205) 257-1000	63-0004250
1-6468	Georgia Power Company (A Georgia Corporation) 241 Ralph McGill Boulevard, N.E. Atlanta, Georgia 30308 (404) 506-6526	58-0257110
0-2429	Gulf Power Company (A Florida Corporation) One Energy Place Pensacola, Florida 32520 (850) 444-6111	59-0276810
001-11229	Mississippi Power Company (A Mississippi Corporation) 2992 West Beach Gulfport, Mississippi 39501 (228) 864-1211	64-0205820
333-98553	Southern Power Company (A Delaware Corporation) 30 Ivan Allen Jr. Blvd., N.W. Atlanta, Georgia 30308 (404) 506-5000	58-2598670

The addresses of the registrants have not changed since the last report.

This combined Form 8-K is furnished separately by six registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company and Southern Power Company. Information contained herein relating to each registrant is furnished by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibits attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On January 28, 2009, The Southern Company (“Southern Company”) issued a press release regarding its earnings for the quarter and year ended December 31, 2008. A copy of this release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K. In addition, certain additional information regarding the financial results for the quarter and year ended December 31, 2008 is being furnished as Exhibits 99.02 through 99.07 to this Current Report on Form 8-K.

Use of Non-GAAP Financial Measures

Exhibits 99.01, 99.02, 99.03 and 99.04 to this Current Report on Form 8-K, in addition to including earnings and earnings per share in accordance with generally accepted accounting principles (“GAAP”) for the three months and twelve months ended December 31, 2008, also include earnings and earnings per share for such periods excluding significant charges related to the application of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” and FASB Staff Position No. 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction” to Southern Company’s investments in leveraged leases. The charges related to Southern Company’s investments in leveraged lease transactions significantly impacted the presentation of earnings and earnings per share for the three months and twelve months ended December 31, 2008, and significant charges related to these investments are not expected to occur on a regular basis. Exhibits 99.01, 99.02, 99.03 and 99.04 to this Current Report on Form 8-K, in addition to including earnings and earnings per share in accordance with GAAP for the three months and twelve months ended December 31, 2007, also include earnings and earnings per share for such periods excluding the results of Southern Company’s synthetic fuel investments, which claimed federal income tax credits. The availability of synthetic fuel tax credits and Southern Company’s investment in these activities ended on December 31, 2007. Southern Company management uses earnings per share, excluding synthetic fuel earnings and excluding the effect of the charges related to the leveraged lease investments, to evaluate the performance of Southern Company’s ongoing business activities. Southern Company believes the presentation of earnings and earnings per share, excluding the results of the synthetic fuel investments and the effect of the charges related to the leveraged lease investments, also is useful for investors because it provides investors with additional information for purposes of comparing Southern Company’s performance for such periods. The presentation of this additional information is not meant to be considered a substitute for financial measures prepared in accordance with GAAP.

Exhibits

The exhibits hereto contain business segment information for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company and Southern Power Company. Accordingly, this report is also being furnished on behalf of each such registrant.

The following exhibits relate to the periods ended December 31, 2008:

Exhibit 99.01	Press Release.
Exhibit 99.02	Financial Highlights.
Exhibit 99.03	Significant Factors Impacting EPS.
Exhibit 99.04	EPS Earnings Analysis.
Exhibit 99.05	Consolidated Earnings.
Exhibit 99.06	Kilowatt-Hour Sales.
Exhibit 99.07	Financial Overview.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

Date: January 28, 2009	THE SOUTHERN COMPANY

By /s/W. Ron Hinson W. Ron Hinson Comptroller

ALABAMA POWER COMPANY GEORGIA POWER COMPANY GULF POWER COMPANY MISSISSIPPI POWER COMPANY SOUTHERN POWER COMPANY

By /s/Wayne Boston Wayne Boston Assistant Secretary